Exhibit 10.9
THIRD AMENDMENT TO
MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
THIRD AMENDMENT TO MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT, dated as of April [___], 2020 (this “Amendment”), between EDGEWELL PERSONAL CARE, LLC, a Delaware limited liability company (the “Seller”), EDGEWELL PERSONAL CARE COMPANY, a Missouri corporation (the “Guarantor”, and, together with the Seller, each, an “Edgewell Entity”, and collectively, the “Edgewell Entities”), and MUFG BANK, LTD., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Purchaser”).
RECITALS:
(1)The Edgewell Entities and the Purchaser are parties to that certain Master Accounts Receivable Purchase Agreement, dated as of September 15, 2017 (as amended, supplemented or otherwise modified, the “Purchase Agreement”).
(2)The Edgewell Entities and the Purchaser have agreed to amend the Purchase Agreement as set forth herein.
Section 1.Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Purchase Agreement.
Section 2.Amendments to the Purchase Agreement. Each Edgewell Entity and the Purchaser agree that, effective as of the date first above written, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Purchase Agreement is hereby amended as follows.
(a)The following new defined terms are added to Section 1.1 of the Purchase Agreement in their proper alphabetical order:
“Beneficial Ownership Certification” means a certificate in form and substance satisfactory to the Purchaser regarding beneficial ownership of a Seller or the Guarantor as required by the Beneficial Ownership Rule.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
(b)The following new Section 2.7 is added to the Purchase Agreement
“Section 2.7 LIBOR Replacement. Anything in this Agreement to the contrary notwithstanding, if the Purchaser determines (which determination shall be binding and conclusive) that quotations of rates in the definition of LIBOR herein are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the appropriate Discount Rate applicable to the Receivables included in any purchase (whether by reason of circumstances affecting the London interbank Eurodollar market or otherwise) or adequate and reasonable means do not exist for ascertaining LIBOR or LIBOR does not adequately and fairly reflect the cost to the Purchaser of funding a purchase hereunder, then the Purchaser shall give the Seller Representative prompt notice thereof, and so long as such condition remains in effect, (i) no purchase hereunder shall be funded using LIBOR as a component of the Discount and (ii) all outstanding and future purchases hereunder shall be funded using a Discount that is

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calculated based on the Prime Commercial Rate plus a margin reasonably determined by the Purchaser. If (i) the foregoing unavailability or inadequacy with respect to LIBOR is not of a temporary nature or (ii) the Purchaser determines that (A) the administrator of LIBOR or a Governmental Authority having jurisdiction over such administrator or the Purchaser (or any other Person on behalf of such administrator or Governmental Authority) has made or published a public statement announcing that (1) the administrator of LIBOR has ceased or will cease to provide LIBOR, permanently or indefinitely (provided that, at the time of such statement or publication, no successor administrator will continue to provide LIBOR), or (2) LIBOR is no longer representative or (B) non-recourse and limited recourse accounts receivable purchase facilities that include similar language to that contained in this Section 2.7 are being executed or amended to incorporate or adopt a new benchmark interest rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) to replace LIBOR, then the Purchaser and the Seller shall negotiate in good faith with a view to agreeing upon another mutually acceptable benchmark interest rate (including any mathematical or other adjustments to such benchmark or the Discount Rate) for the purchases hereunder and such other related changes to this Agreement as may be applicable. For the avoidance of doubt, if such alternate benchmark interest rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Each determination by the Purchaser shall be conclusive absent manifest error.”
(c)The following new Sections 9.1(m) is added to the Purchase Agreement
“(m) Seller and each Guarantor is an entity that is organized under the laws of the United States or of any State and at least 51 percent of whose common stock or analogous equity interest is or is directly or indirectly owned by a Person whose common stock or analogous equity interests are listed on the New York Stock Exchange or the American Stock Exchange or have been designated as a NASDAQ National Market Security listed on the NASDAQ stock exchange and is excluded on that basis from the definition of Legal Entity Customer as defined in the Beneficial Ownership Rule.
(d)The following new Sections 10.1(k) is added to the Purchase Agreement:
“(k) promptly following any change that would result in a change to the status of Seller or Guarantor as an excluded “Legal Entity Customer” under the Beneficial Ownership Rule, Seller shall execute and deliver to the Purchaser a Beneficial Ownership Certification complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Purchaser.
(e)Schedule A to the Purchase Agreement is amended and restated in its entirety to read as set forth in Schedule A to this Amendment.
Section 3.Conditions of Effectiveness. This Amendment shall become effective when, and only when Purchaser shall have executed this Amendment and received counterparts of this Amendment executed by the Edgewell Entities.

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Section 4.Representations and Warranties of each Edgewell Entity. Each Edgewell Entity represents and warrants that, as to itself, the representations and warranties made by the Seller in Section 9.1 of the Purchase Agreement and by Guarantor in Section 9.3 of the Purchase Agreement are true and correct in all respects as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all respects on and as of such earlier date.
Section 5.Ratification; References to and Effect on the Purchase Agreement. Except for the amendments set forth in Section 2 hereof, nothing herein shall be deemed to be an amendment or waiver of any covenant or agreement contained in the Purchase Agreement and each Edgewell Entity agrees that all of the covenants and agreements and other provisions contained in the Purchase Agreement, as amended herein, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms from and after the date of this Amendment. On and after the effective date of this Amendment, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Purchase Agreement and each reference in the other documents referred to in the Purchase Agreement, “thereunder”, “thereof” or words of like import referring to the Purchase Agreement (as the case may be), shall mean and be a reference to the Purchase Agreement as amended by this Amendment. This Amendment shall constitute a Purchase Document.
Section 6.Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties thereto on separate counterparts, each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.
Section 7.Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

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IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned, duly authorized officers on the date first above written:
SELLER:
EDGEWELL PERSONAL CARE, LLC
By:/s/ S. Scott Schulzenhofer
Name: S. Scott Schulzenhofer
Title: Sr Director, Global Treasurer
GUARANTOR:
EDGEWELL PERSONAL CARE COMPANY
By:/s/ S. Scott Schulzenhofer
Name: S. Scott Schulzenhofer
Title: Sr Director, Global Treasurer

[Signature Page to Third Amendment to Master Accounts Receivable Purchase Agreement]

PURCHASER:
MUFG BANK, LTD.
By:/s/ Nirmalya Mitra
Name: Nirmalya Mitra
Title:
[Signature Page to Third Amendment to Master Accounts Receivable Purchase Agreement]

SCHEDULE A TO
SECOND AMENDMENT TO MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
SCHEDULE A TO
MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
[Approved Obligors]